Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated February 3, 2015

to

Prospectus dated February 19, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 19, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors” by replacing the fifth sentence of the eighth paragraph of the risk factor entitled “We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.” in its entirety with the following:

Such monthly payments will equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($400.0 million), multiplied by (z) 1.32% per annum.

Discussion of the Company’s Expected Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the second sentence of the third paragraph thereof in its entirety with the following (dollar amounts below are in thousands):

Pursuant to the terms of the TRS, Center City Funding may select a portfolio of loans with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $400,000.

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the fifth sentence of the fifth paragraph thereof in its entirety with the following:

Center City Funding pays to Citibank interest at a rate equal to the one-month London Interbank Offered Rate, or LIBOR, plus 1.32% per annum on the full notional amount of the loans subject to the TRS.

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by replacing the fifth sentence of the eighth paragraph thereof in its entirety with the following (dollar amounts below are in thousands):

Such monthly payments will equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($400,000), multiplied by (z) 1.32% per annum.

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Quantitative and Qualitative Disclosures About Market Risk” by replacing the first sentence of the second paragraph thereof with the following (dollar amounts below are in thousands):

Under the terms of the TRS between Center City Funding and Citibank, Center City Funding pays fees to Citibank at a floating rate equal to LIBOR plus 1.32% per annum in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $400,000.